UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2022

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2022, First Wave BioPharma, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors named therein (the “Purchasers”), pursuant to which the Company agreed to issue, in a private placement (the “Offering”), an aggregate of (i) 150 shares (the “Series D Preferred Shares”) of the Company’s Series D Convertible Preferred Stock, stated value $1,000 per share (‘Series D Preferred Stock”), convertible into an aggregate of 1,000,000 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), (ii) 150 shares (the “Series E Preferred Shares” and, collectively with the Series D Preferred Shares, the “Preferred Shares”) of the Company’s Series E Convertible Preferred Stock, stated value $1,000 per share (“Series E Preferred Stock” and together with the Series D Preferred Stock, the “Preferred Stock”), convertible into an aggregate of 1,000,000 shares of Common Stock (the shares of Common Stock issuable upon conversion of the Preferred Shares, collectively, the “Conversion Shares”), and (iii) Series D Warrants (the “Warrants”), to purchase up to an aggregate of 2,000,000 shares of Common Stock the (the “Warrant Shares”). The Series D Preferred Shares are convertible, following the effectiveness of the Reverse Split Amendment (as defined below), into an aggregate of 1,000,000 shares of Common Stock at a conversion price of $0.15 per share and the Series E Preferred Shares are convertible, following the effectiveness of the Reverse Stock Split Amendment, into an aggregate of 1,000,000 shares of Common Stock at a conversion price of $0.15 per share. The Warrants have an exercise price of $0.15 per share, are exercisable commencing upon the effectiveness of the Reverse Split Amendment and will expire five years from the initial exercise date.

The Purchase Agreement contained customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. The offering closed on July 15, 2022.

In connection with the Offering and in accordance with the Purchase Agreement, the Company plans to call an annual meeting (the “Annual Meeting”) of stockholders which will include a proposal for stockholder approval for the Reverse Split Amendment (as defined below). The Purchasers have agreed in the Purchase Agreement to vote the shares of Series D Preferred Stock purchased in the Offering in favor of the Reverse Split Amendment and to vote the shares of Series E Preferred Stock purchased in the Offering on the Reverse Split Amendment, in the manner and to the extent set forth in the certificate of designations for the Series E Preferred Stock. A description of the terms of the Series D Preferred Stock and Series E Preferred Stock is included under Item 5.03 of this Current Report and is incorporated herein by reference.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the offering, the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Offering and reimbursement of certain expenses and legal fees. The Company also issued to designees of the Placement Agent in a private placement warrants (the “Placement Agent Warrants”) to purchase up to 120,000 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants are exercisable for $0.1875 per share (which is 125% of the Offering price) and will be exercisable commencing upon the effectiveness of the Reverse Split Amendment and will expire five years from the initial exercise date.

The Company expects to receive gross proceeds of approximately $300,000 from the Offering, after deducting the estimated offering expenses payable by the Company, including the Placement Agent fees. The Company intends to use the net proceeds from the Offering for working capital purposes.

In connection with the Offering, on July 15, 2022, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company is required to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the shares that are issuable upon conversion of shares of Preferred Stock, and the shares issuable upon exercise of the Warrants and Placement Agent Warrants. Under the terms of the Registration Rights Agreement, the Company is obligated to file a registration statement covering the Conversion Shares and the Warrant Shares with the Securities and Exchange Commission (the “SEC”) on or before the July 30, 2022 and to use its commercially reasonable efforts to cause the registration statement declared effective by the SEC within five days after the Reverse Stock Split Amendment is effective.

The Purchase Agreement, the Registration Rights Agreement and the forms of Warrant and Placement Agent Warrant are attached as Exhibits 10.1, 10.2, 4.1 and 4.2 hereto, respectively. The description of the terms of the Purchase Agreement, the Registration Rights Agreement, the Warrants and Placement Agent Warrants is not intended to be complete and is qualified in its entirety by reference to such exhibits.

Neither the disclosures on this Form 8-K nor the attached press releases shall constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued the Preferred Shares, the Warrants and Placement Agent Warrants pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder and intends to issue the Conversion Shares, the Warrant Shares and the Placement Agent Warrant Shares pursuant to the same exemption . A description of the Preferred Stock, the Warrants and Placement Agent Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein. Forms of the Warrants and Placement Agent Warrants have been filed as exhibits to this Form 8-K and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series D Preferred Stock

On July 15, 2022, the Company filed a Certificate of Designation of Preferences, Rights and Limitations with the Secretary of State of the State of Delaware designating 150 shares out of the authorized but unissued shares of its preferred stock as Series D Preferred Stock with a stated value of $1,000 per share (the “Series D Certificate of Designation”). The following is a summary of the principal terms of the Series D Preferred Stock as set forth in the Series D Certificate of Designation:

Dividends

The holders of Series D Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Voting Rights

The shares of Series D Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock, as a single class, on any resolution presented to stockholders for the purpose of obtaining approval of a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), to effect a reverse split of the outstanding shares of the Common Stock at a ratio to be determined (the “Reverse Split Amendment”), with each share of Series D Preferred Stock entitled to vote on an as-converted basis (whether or not such conversion shares are then convertible and disregarding any limitations on conversion) (however, in only this instance, the Series D Preferred Stock will be considered to convert at the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) immediately preceding the execution and delivery of the Purchase Agreement, or $0.1997 per share).

As long as any shares of Series D Preferred Stock are outstanding, the Company may not, without the approval of a majority of the then outstanding shares of Series D Preferred Stock (a) alter or change adversely the powers, preferences or rights of the Series D Preferred Stock, (b) increase the number of authorized shares of Series D Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the then holders of the Series D Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders of the Company an amount equal to 100% of the Stated Value and no more, prior and in preference to the Common Stock.

Conversion

The Series D Preferred Stock is convertible into Common Stock at any time after the date on which the Reverse Split Amendment is filed and effective with the Secretary of State of the State of Delaware (the “Reverse Stock Split Date”) at a conversion price of $0.15, subject to adjustment as set forth in the Series D Certificate of Designation (the “Series D Conversion Price”). Upon conversion the shares of Series D Preferred Stock will resume the status of authorized but unissued shares of preferred stock of the Company.

Conversion at the Option of the Holder

The Series D Preferred Stock is convertible at the Series D Conversion Price at the option of the holder at any time and from time to time from and after the Reverse Stock Split Date.

Mandatory Conversion and Forced Conversion by the Company

On the Reverse Stock Split Date or, if certain conditions are not satisfied on such date, on the first such date that such conditions are satisfied (but within and no later than 90 trading days after the Reverse Stock Split Date), the Company may give notice requiring the holders to convert the outstanding shares of Series D Preferred Stock into shares of Common Stock at the then-effective Series D Conversion Price on the 15th day following such notice.

Any time after November 12, 2022, subject to the satisfaction of certain conditions, the Company has the right to provide written notice to the holders to cause the holders to convert all or such part of their Series D Preferred Stock as specified in such notice into shares of Common Stock at the then-effective Series D Conversion Price on the date of such notice provided that the Company may not give such a notice more than once in any 60-day period and or within 60 days of a mandatory conversion pursuant to the provisions described in the previous paragraph.

Beneficial Ownership Limitation

The Series D Preferred Stock cannot be converted to common stock if the holder and its affiliates would beneficially own more than 4.99% (or 9.99% at the election of the holder) of the outstanding common stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series D Preferred Stock will, as holders of Series D Preferred Stock, have any preemptive rights to purchase or subscribe for our common stock or any of our other securities.

Redemption

The shares of Series D Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series D Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series D Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series D Preferred Stock will be limited.

Series E Preferred Stock

On July 15, 2022, the Company filed a Certificate of Designation of Preferences, Rights and Limitations with the Secretary of State of the State of Delaware designating 150 shares out of the authorized but unissued shares of its preferred stock as Series E Preferred Stock with a stated value of $1,000 per share (the “Series E Certificate of Designation”). The following is a summary of the principal terms of the Series E Preferred Stock as set forth in the Series E Certificate of Designation:

Dividends

The holders of Series E Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of common stock, when and if actually paid.

Voting Rights

The Series E Preferred Stock has no voting rights, except the right to vote, with the holders of Common Stock and holders of Series D Preferred Stock, as a single class, on the Reverse Stock Split Amendment. Each share of Series E Preferred Stock is entitled to 200,000,000 votes per share thereon; provided, that such shares of Series E Preferred Stock will, to the extent cast on the proposal to adopt and approve the Reverse Stock Split Amendment, be automatically and without further action of the holders voted in the same proportions as shares of Common Stock (excluding any shares of Common Stock that are not voted), Series D Convertible Preferred Stock and any other issued and outstanding shares of preferred stock of the Company having the right to vote thereon (other than the Series E Preferred Stock and shares of preferred stock not voted) are voted on such proposal. As an example, if 50.5% of the outstanding shares of Common Stock and Series D Preferred Stock voted at the meeting are voted in favor of the Reverse Split Amendment, the Company will count 50.5% of the votes cast by the holders of the Series E Preferred Stock as votes in favor of the Reverse Split Amendment.

As long as any shares of Series E Preferred Stock are outstanding, the Company may not, without the approval of a majority of the then outstanding shares of Series E Preferred Stock (a) alter or change adversely the powers, preferences or rights of the Series E Preferred Stock, (b) increase the number of authorized shares of Series E Preferred Stock, or (c) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the then holders of the Series E Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders of the Company an amount equal to 100% of the Stated Value and no more, prior and in preference to the Common Stock.

Conversion

The Series E Preferred Stock is convertible into Common Stock at any time after the Reverse Stock Split Date at a conversion price of $0.15, subject to adjustment as set forth in the Series E Certificate of Designation (the “Series E Conversion Price”). Upon conversion the shares of Series D Preferred Stock will resume the status of authorized but unissued shares of preferred stock of the Company.

Conversion at the Option of the Holder

The Series E Preferred Stock is convertible at the Series E Conversion Price at the option of the holder at any time and from time to time from and after the Reverse Stock Split Date.

Mandatory Conversion and Forced Conversion by the Company

On the Reverse Stock Split Date or, if certain conditions are not satisfied on such date, on the first such date that such conditions are satisfied (but within and no later than 90 trading days after the Reverse Stock Split Date), the Company may give notice requiring the holders to convert the outstanding shares of Series E Preferred Stock into shares of Common Stock at the then-effective Series E Conversion Price on the 15th day following such notice.

Any time after November 12, 2022, subject to the satisfaction of certain conditions, the Company has the right to provide written notice to the holders to cause the holders to convert all or such part of their Series E Preferred Stock as specified in such notice into shares of Common Stock at the then-effective Series E Conversion Price on the date of such notice provided that the Company may not give such a notice more than once in any 60-day period and or within 60 days of a mandatory conversion pursuant to the provisions described in the previous paragraph.

Beneficial Ownership Limitation

The Series E Preferred Stock cannot be converted to Common Stock if the holder and its affiliates would beneficially own more than 4.99% (or 9.99% at the election of the holder) of the outstanding common stock.

However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series E Preferred Stock will, as holders of Series E Preferred Stock, have any preemptive rights to purchase or subscribe for our common stock or any of our other securities.

Redemption

The shares of Series E Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series E Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series E Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series E Preferred Stock will be limited.

The summaries above are not intended to be complete and are qualified in their entirety by reference to the Series D Certificate of Designation and the Series E Certificate of Designation, each of which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 5.08	Shareholder Director Nominations.

On July 15, the Company filed an amended preliminary proxy statement in regards to its 2022 annual meeting of stockholders (the “2022 Annual Meeting”) to be held on Thursday, August 25, 2022 at 9:00 a.m. Eastern Time. The Company is holding the 2022 Annual Meeting as a virtual-only meeting, which will be conducted via live audio online webcast. The Company has established July 15, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting.

Because the date of the 2022 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2021 annual meeting of stockholders, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be 5:00 p.m. Eastern Time on July 25, 2022. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2022 Annual Meeting.

In addition, in accordance with the Company’s amended and restated bylaws (the “Bylaws”), any stockholder who intends to nominate a person for election as a director or submit a proposal for inclusion at our 2022 Annual Meeting must provide notice (“Stockholder Notice”) on or before 5:00 p.m. Eastern Time on July 25, 2022. Any Stockholder Notice must comply with the specific requirements set forth in the Company’s Bylaws in order to be considered at the 2022 Annual Meeting. Any such proposal shall be mailed to: First Wave BioPharma, Inc., 777 Yamato Road, Suite 502, Boca Raton, FL 33431, Attn.: Secretary.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series E Preferred Stock
4.1	Form of Warrant
4.2	Form of Placement Agent Warrant
10.1	Form of Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release, dated July 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

The proposal to approve the Reverse Split Amendment described above will be submitted to the Company’s stockholders for their consideration. The Company intends to file a proxy statement (the “Proxy Statement”) that will be sent to all holders of record of the Company’s Common Stock, Series D Preferred Stock and Series E Preferred Stock in connection with the Reverse Split Amendment. This Form 8-K does not contain all the information that should be considered concerning the Reverse Split Amendment and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Split Amendment. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary Proxy Statement and the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the Reverse Split Amendment, as these materials will contain important information about the Company and the Reverse Split Amendment. When available, the definitive Proxy Statement and other relevant materials for the proposed Reverse Split Amendment will be mailed to stockholders of the Company as of the close of business on July 15, 2022. The Company’s stockholders will also be able to obtain copies of the preliminary Proxy Statement, the definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to the Company’s corporate secretary /o First Wave BioPharma, Inc., 777 Yamato Road, Suite 502, Boca Raton, FL 33431.

Appointment of Proxy Solicitor & Participants in Solicitation

We have engaged Alliance Advisors LLC (“Alliance”) to assist us with the solicitation of proxies in connection with the special meeting. We expect to pay Alliance a fee of $100,000, plus reimbursement for certain expenses related to its services.

The Company and its directors and executive officers may also be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report for the year ended December 31, 2021 on Form 10-K, as amended, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the Proxy Statement for the proposed Reverse Split Amendment when available.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the failure to obtain stockholder approval for the Reverse Split Amendment and the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report for the year ended December 31, 2021 on Form 10-K, as amended, which was filed with the SEC. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

July 18, 2022	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer